SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): February 27, 2004


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (the company under a Trust Agreement dated as of February 27, 2004 providing for, inter alia, the issuance of GMACM Mortgage Trust Certificates, Series 2004-JR1)


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


          Delaware                  333-110437           41-1955181
____________________________      ______________       ____________________
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation)             File Number)        Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
        _________________________________________________________________


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

On February 27, 2004, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Trust Certificates, Series 2004-JR1, pursuant to a Trust Agreement, dated as of February 27, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as certificate administrator, and JPMorgan Chase Bank, as trustee.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

  10.1 Trust Agreement, dated as of February 27, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as certificate administrator, and JPMorgan Chase Bank, as trustee.

  10.2 Certificate Purchase Agreement, dated as of February 27, 2004 among UBS Securities LLC, as seller and Residential Asset Mortgage Products, Inc., as purchaser.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                            Name:  Patricia C. Taylor
                                            Title: Vice President


Dated:   March 9, 2004








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                                                 EXHIBIT INDEX


Exhibit Number        Description


10.1 Trust Agreement, dated as of February 27, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as certificate administrator, and JPMorgan Chase Bank, as trustee.

10.2 Certificate Purchase Agreement, dated as of February 27, 2004 by and among UBS Securities LLC, as seller and Residential Asset Mortgage Products, Inc., as purchaser.

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